UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                January 24, 2005
                           ---------------------------
                Date of Report (Date of earliest event reported)


                           ELITE PHARMACEUTICALS, INC.
                 -----------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                    333-45241                   22-3542636
       ------------                -------------               --------------
(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)             File Number)              Identification No.)



                 165 Ludlow Avenue, Northvale, New Jersey 07647
         ---------------------------------------------------------------
                    (Address of principal executive offices)


                                 (201) 750-2646
                              ---------------------
              (Registrant's telephone number, including area code)



--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

         Effective January 24, 2005, Mr. John A. Moore resigned as a director of the Registrant and a member of its Audit Committee and the Nominating Committee and Mr. Edward Neugeboren, a designee of the Series A Preferred Stockholders, was appointed a director of the Registrant. He was appointed by the Board of Directors to the Audit Committee and the Nominating Committee.

         Mr. Neugeboren has been a managing partner of IndiGo Ventures LLC, an investment-banking firm based in New York since June 2003. From May 2001 to January 2004, Mr. Neugeboren was a managing partner of Third Ridge Capital Management, LLC, a U.S. equity hedge fund. Mr. Neugeboren was from October 2000 to April 2001 the chief administrative officer of Sorceron, an emerging Silicon Alley based media software company. From 1998 to 2000, Mr. Neugeboren was the chief administrative officer and director of Equity Research Operations at Lehman Brothers. He was deputy director of Equity Research at UBS Warburg, formerly Warburg Dillon Read from 1996 to1998 and director of Equity Research Operations from 1995 to1996. Mr. Neugeboren began his career in 1992 as an equity research analyst covering the specialty pharmaceuticals industry, including generic drugs and drug delivery at Dillon, Read & Co., Kidder, Peabody & Co., and Furman, Selz Inc. Mr. Neugeboren is a director of KineMed, Inc. a drug development and advanced medical diagnostics company based in San Francisco, California.

Item 9.01.     FINANCIAL STATEMENTS AND EXHIBITS

         a)  Not applicable.

         b)  Not applicable.

         c)  Exhibits

             99.1    Press Release dated January 25, 2005.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated: January 25, 2005


                                             ELITE PHARMACEUTICALS, INC.


                                             By: /s/ Bernard Berk
                                                 ---------------------------
                                                 Name:  Bernard Berk
                                                 Title: Chief Executive Officer







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